Exhibit 10(rr)

SUMMARY OF NAMED EXECUTIVE OFFICER BASE SALARIES

Effective January 1, 2005

The base salaries of the executive officers of Marshall & Ilsley Corporation (the “Company”) who are the “named executive officers” for purposes of the Company’s proxy statement for the 2005 annual meeting of shareholders for 2005 are as follows:

Name	2005 Base Salary
Dennis J. Kuester Chairman of the Board, President and Chief Executive Officer, Marshall & Ilsley Corporation	$900,000

Mark F. Furlong Executive Vice President, Marshall & Ilsley Corporation and President, M&I Marshall & Ilsley Bank	$525,000

Frank R. Martire Senior Vice President, Marshall & Ilsley Corporation and President and Chief Executive Officer, Metavante Corporation	$450,000

Thomas J. O’Neill Senior Vice President, Marshall & Ilsley Corporation, Executive Vice President, M&I Marshall & Ilsley Bank and President, M&I Bank FSB	$370,000

James B. Wigdale Chairman of the Board of Directors, Marshall & Ilsley Corporation (Retired)	N/A	(1)

(1)	Mr. Wigdale retired as Chairman of the Board of Directors of the Company effective December 31, 2004.